                                                                  Execution Copy

                          WILLIAMS ENERGY PARTNERS L.P.

                             8,000,000 COMMON UNITS

                     REPRESENTING LIMITED PARTNER INTERESTS

                             UNDERWRITING AGREEMENT


                                                                    May 22, 2002
Lehman Brothers Inc.
Salomon Smith Barney Inc.
Banc of America Securities LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
UBS Warburg LLC
A.G. Edwards & Sons, Inc.
J.P. Morgan Securities Inc.
Raymond James & Associates, Inc.
RBC Dain Rauscher Inc.
First Union Securities, Inc.
     as the Representatives of the several
     Underwriters named in Schedule 1
c/o Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019

Dear Sirs:

         Williams Energy Partners L.P., a Delaware limited partnership (the "Partnership"), proposes to issue and sell to the several Underwriters named in
Schedule 1 hereto (collectively, the "Underwriters") 8,000,000 common units (the "Firm Units") representing limited partner interests in the Partnership (the "Common Units"). Lehman Brothers Inc. and Salomon Smith Barney Inc. shall act as representatives (the "Representatives") of the several Underwriters.

         In addition, the Partnership proposes to grant to the Underwriters an option to purchase up to an additional 1,200,000 Common Units on the terms and for the purposes set forth in Section 2 (the "Option Units"). The Firm Units and the Option Units, if purchased, are hereinafter collectively called the "Units." Capitalized terms used but not defined herein shall have the same meanings given them in the Partnership Agreement (as defined herein).

         Williams GP LLC, a Delaware limited liability company, serves as the general partner (the "General Partner") of the Partnership. The Partnership is the sole limited partner of Williams OLP, L.P., a Delaware limited partnership (the "Operating Partnership"), and Williams GP Inc., a Delaware corporation ("OLP GP"), serves as the general partner of the Operating Partnership. The Partnership is the sole member of Williams Pipe Line Company LLC, a Delaware limited liability company ("WPL LLC"). Each of Williams NGL LLC, a Delaware



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limited liability company ("WNGL LLC"), Williams Terminals Holdings, L.P., a
Delaware limited partnership ("WTH LP"), Williams Pipelines Holdings, L.P., a Delaware limited partnership ("WPH LP"), Williams Ammonia Pipeline, L.P., a Delaware limited partnership ("WAP LP") and Williams Fractionation Holdings, L.P. ("WFH LP") is a subsidiary of the Operating Partnership, and is referred to herein, individually as a "Subsidiary" and collectively, as the "Subsidiaries."

         The Partnership, the General Partner, the Operating Partnership, OLP GP, WPL LLC and the Subsidiaries are sometimes referred to herein collectively as the "Partnership Entities." The Partnership Entities excluding the General Partner are sometimes referred to herein collectively as the "Partnership Group."

         This is to confirm the agreement concerning the purchase of the Units from the Partnership by the Underwriters.

         Section 1. Representations, Warranties and Agreements of the Partnership Entities.

         The Partnership Entities, jointly and severally, represent, warrant and agree that:

         (a) A registration statement on Form S-3 (File No. 333-83952) with respect to the Units has (i) been prepared by the Partnership in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such registration statement and each of the amendments thereto, if any, have been delivered by the Partnership to you. As used in this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each prospectus included in such registration statement, or amendments thereof, if any, before it became effective under the Securities Act, any prospectus filed with the Commission by the Partnership with the consent of the Underwriters pursuant to Rule 424(a) of the Rules and Regulations under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or any preliminary prospectus supplement, including the accompanying base prospectus, filed with the Commission by the Partnership with the consent of the Underwriters after the effectiveness of such registration statement pursuant to Rule 424(b) of the Rules and Regulations; "Registration Statement" means such registration statement, as amended at the Effective Time, including all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and deemed to be a part of the registration statement as of the Effective Time pursuant to Rule 430A of the Rules and Regulations and any new registration statement registering additional securities pursuant to Rule 462(b) of the Rules and Regulations; and "Prospectus" means the final prospectus supplement, including the accompanying base prospectus, as first filed with the Commission pursuant to paragraph (2) or (5) of Rule 424(b) of the Rules and Regulations under the Exchange Act. Reference made herein to any Preliminary Prospectus or to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Exchange Act after the date of such Preliminary Prospectus or the


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Prospectus, as the case may be, and incorporated by reference in the Preliminary
Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any periodic report of the Partnership filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

         (b) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in light of the circumstances under which the statements were made); and each of the statements made by the Partnership in the Registration Statement, and to be made in the Prospectus and any further amendments or supplements to the Registration Statement or Prospectus within the coverage of Rule 175(b) of the rules and regulations under the Act, including (but not limited to) any statements with respect to future available cash or future cash distributions of the Partnership or the anticipated ratio of taxable income to distributions was made or will be made with a reasonable basis and in good faith. Notwithstanding the foregoing, no representation or warranty is made as to information in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Partnership in writing by or on behalf of any Underwriter through you expressly for use therein.

         (c) The documents incorporated by reference in the Registration Statement, the Prospectus and any Preliminary Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the Rules and Regulations, and none of such documents contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Prospectus and any Preliminary Prospectus, respectively, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the Rules and Regulations and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

         (d) Each of the Partnership, the Operating Partnership, WTH LP, WPH LP, WAP LP and WFH LP has been duly formed and is validly existing in good standing as a limited partnership under the Delaware Revised Uniform Limited Partnership Act (the "Delaware LP Act"), has full partnership power and authority necessary to own or hold its properties and assets and to conduct the businesses in which it is engaged, and is, or at each Delivery Date (as defined below) will be, duly registered or qualified to do business as a foreign limited partnership in each



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jurisdiction in which ownership or lease of property or the conduct of business requires such qualification, except where the failure to so register or qualify would not (i) have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Partnership Group, taken as a whole, or (ii) subject the limited partners of the Partnership to any material liability or disability.

         (e) Each of the General Partner, WPL LLC and WNGL LLC has been duly formed and is validly existing in good standing as a limited liability company under the Delaware Limited Liability Company Act (the "Delaware LLC Act"), has full limited liability company power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged, and is, or at each Delivery Date will be, duly registered or qualified to do business as a foreign limited liability company in each jurisdiction in which ownership or lease of property or the conduct of business requires such qualification, except where the failure to so register or qualify would not (i) have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Partnership Group, taken as a whole, or (ii) subject the limited partners of the Partnership to any material liability or disability.

         (f) The OLP GP has been duly incorporated and is validly existing as a corporation in good standing under the Delaware General Corporation Law of the State of Delaware ("DGCL"), has full corporate all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged, and is, or at each Delivery Date will be, duly qualified to do business as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, except where the failure to so register or qualify would not (i) have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Partnership and the Partnership Group, taken as a whole, or (ii) subject the limited partners of the Partnership to any material liability or disability.

         (g) The Operating Partnership, the OLP GP, WPL LLC and the Subsidiaries constitute all of the subsidiaries of the Partnership; and none of these entities, other than the Operating Partnership, WPL LLC and WTH LP, is a "significant subsidiary" as such term is defined in Rule 405 of the Rules and Regulations.

         (h) The General Partner is the sole general partner of the Partnership with a 2.0% general partner interest in the Partnership; such general partner interest has been duly and validly authorized and issued in accordance with the Amended and Restated Agreement of Limited Partnership of the Partnership, as amended (as the same may be further amended or restated on or prior to the First Delivery Date, the "Partnership Agreement"); and the General Partner owns such general partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims.

         (i) As of the date of the Prospectus, other than the Units to be offered hereby, the Partnership has no limited partner interests issued and outstanding other than the following:

                  (i) 1,709,694 Common Units and 5,679,694 Subordinated Units (as defined in the Partnership Agreement) issued to Williams Energy Services LLC ("WES LLC" )


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         and Williams Natural Gas Liquids, Inc. ("WNGL Inc."), in the aggregate
         (collectively, the "Sponsor Units");

                  (ii) the Incentive Distribution Rights (as defined in the Partnership Agreement) issued to the General Partner;

                  (iii) 7,830,924 Class B Units (as defined in the Partnership Agreement) issued to the General Partner; and

                  (iv) 4,600,000 Common Units issued to public unitholders,

all of such Sponsor Units, Incentive Distribution Rights, Class B Units, Common Units and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement; and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Section 17-607 of the Delaware LP Act); and the General Partner owns all of such Incentive Distribution Rights and Class B Units, in each case, free and clear of all liens, encumbrances, security interests, equities, charges or claims.

         (j) The Units to be issued and sold by the Partnership to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor in accordance with this Agreement will be duly and validly issued, fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such nonassessability may be affected by Section 17-607 of the Delaware LP Act); the Units, when issued and delivered against payment therefor as provided herein will conform to the descriptions thereof contained in the Prospectus.

         (k) The Partnership owns all of the outstanding capital stock of the OLP GP; all of such capital stock has been duly and validly authorized and issued and is fully paid and nonassessable; and such capital stock is owned free and clear of all liens, encumbrances, security interests, equities, charges or claims.

         (l) The OLP GP is the sole general partner of the Operating Partnership with a 0.001% general partner interest in the Operating Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Amended and Restated Agreement of Limited Partnership of the Operating Partnership (as the same may be further amended or restated on or prior to the First Delivery Date, the "Operating Partnership Agreement"); and the OLP GP owns such general partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims.

         (m) The Partnership is the sole limited partner of the Operating Partnership with a 99.999% limited partner interest in the Operating Partnership; such limited partner interest has been duly authorized and validly issued in accordance with the Operating Partnership Agreement and is fully paid (to the extent required under the Operating Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Section 17-607 of the Delaware LP Act); and the Partnership owns such limited partner interest free and clear of all


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liens, encumbrances, security interests, equities, charges or claims, security interests, equities, charges or claims.

         (n) The Operating Partnership owns a 100% member interest in WNGL LLC; such member interest has been duly authorized and validly issued in accordance with the limited liability company agreement of WNGL LLC (the "WNGL LLC Agreement"), and is fully paid (to the extent required under the WNGL LLC Agreement) and nonassessable (except as such nonassessability may be affected by
Section 18-607 of the Delaware LLC Act); and the Operating Partnership owns such member interest free and clear of all liens, encumbrances, security interests, equities, charges or claims.

         (o) WNGL LLC is the sole general partner of each of WAP LP, WFH LP, WPH LP and WTH LP (the "LP Subsidiaries") with a 0.001% general partner interest in each of the LP Subsidiaries; each such general partner interest has been duly authorized and validly issued in accordance with each of the respective partnership agreements of each of the LP Subsidiaries (as each may be amended and restated at or prior to the First Delivery Date, the "LP Subsidiary Partnership Agreements"); and WNGL LLC owns each such general partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims.

         (p) The Operating Partnership is the sole limited partner of each of the LP Subsidiaries with a 99.999% limited partner interest in each of the LP Subsidiaries; each such limited partner interest has been duly authorized and validly issued in accordance with each of the respective LP Subsidiary Partnership Agreements and is fully paid (to the extent required under each of the LP Subsidiary Partnership Agreements and the Delaware LP Act) and nonassessable (except as such nonassessability may be affected by Section 17-607 of the Delaware LP Act); and the Operating Partnership owns each of such limited partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims.

         (q) The General Partner issued to WES an 80.8% member interest in the General Partner and issued to WNGL a 19.2% member interest in the General Partner; each such member interest has been duly authorized and validly issued in accordance with the Limited Liability Agreement of the General Partner (as the same may be amended or restated at or prior to the First Delivery Date, the "GP LLC Agreement"), and is fully paid (to the extent required under the GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by
Section 18-607 of the Delaware LLC Act).

         (r) The Partnership owns a 100% member interest in WPL LLC; such member interest has been duly authorized and validly issued in accordance with the Amended and Restated Limited Liability Company Agreement of WPL LLC (the "WPL LLC Agreement") and is fully paid (to the extent required under such Limited Liability Company Agreement) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act); and the Partnership owns such member interest free and clear of all liens, encumbrances, security interests, equities, charges or claims.

         (s) Except for any such rights which have been effectively complied with or waived, (i) no person has the right, contractual or otherwise, to cause the Partnership to issue any partner interests in the Partnership or any equity interests in any other Partnership Entity, (ii) there are no


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preemptive rights, resale rights, rights of first refusal or other rights to purchase any units in the Partnership of any equity interests in any other Partnership Entity, and (iii) no person has the right to act as an underwriter, or as a financial advisor to the Partnership, in connection with the offer and sale of the Units, in the case of each of the foregoing clauses (i), (ii) and
(iii), whether as a result of the filing or the effectiveness of the Registration Statement or the sale of the Units as contemplated thereby or otherwise. Except as described in the Prospectus, there are no outstanding options or warrants to purchase (A) any Common Units, Subordinated Units, Class B Units, Incentive Distribution Rights or other interests in the Partnership or
(B) any interests in the General Partner, the Operating Partnership, WPL LLC or any other member of the Partnership Group.

         (t) The Partnership has all requisite power and authority to issue, sell and deliver the Units, in accordance with and upon the terms and conditions set forth in this Agreement, the Partnership Agreement, the Registration Statement and the Prospectus. On each Delivery Date, all corporate, partnership and limited liability company action, as the case may be, required to be taken by the Partnership or any of its securityholders or partners for the authorization, issuance, sale and delivery of the Units, the execution and delivery by the Partnership of this Agreement and the consummation of the transactions contemplated by this Agreement, shall have been validly taken.

         (u) This Agreement has been duly authorized, executed and delivered by the Partnership Entities, and constitutes the valid and legally binding agreement of each of the Partnership Entities, enforceable against it in accordance with its terms.

         (v) The Partnership Agreement has been duly authorized, executed and delivered and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms.

         (w) The Operating Partnership Agreement has been duly authorized, executed and delivered by the OLP GP and the Partnership and is a valid and legally binding agreement of the OLP GP and the Partnership, enforceable against the OLP GP and the Partnership in accordance with its terms.

         (x) The GP LLC Agreement has been duly authorized, executed and delivered by WES and WNGL, and is a valid and legally binding agreement of WES and WNGL, enforceable against each of them in accordance with its terms.

         (y) The WPL LLC Agreement has been duly authorized, executed and delivered by the Partnership, enforceable against it in accordance with its terms.

         (z) The WNGL LLC Agreement has been duly authorized, executed and delivered by the Operating Partnership, and is a valid and legally binding agreement of the Operating Partnership, enforceable against the Operating Partnership in accordance with its terms.

         (aa) Each of the LP Subsidiary Partnership Agreements has been duly authorized, executed and delivered by the Operating Partnership and WNGL LLC and is a valid and legally binding agreement of the Operating Partnership and WNGL LLC, enforceable against each of them in accordance with their terms.



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Provided that, with respect to each agreement described in clauses (u) through
(aa) above, the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and provided, further, that the indemnity, contribution and exoneration provisions contained in any of such agreements may be limited by applicable laws and public policy.

         (bb) None of the offering, issuance and sale by the Partnership of the Units, the execution, delivery and performance of this Agreement by the Partnership Entities, or the consummation of the transactions contemplated hereby (i) conflicts or will conflict with or constitutes or will constitute a violation of the agreement of limited partnership, limited liability company agreement, certificate or articles of incorporation or bylaws or other organizational documents of any of the Partnership Entities, (ii) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default under (or an event which, with notice or lapse of time or both, would constitute such an event), any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the Partnership Entities is a party or by which any of them or any of their respective properties may be bound, (iii) violates or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court or governmental agency or body directed to any of the Partnership Entities or any of their properties in a proceeding to which any of them or other property is a party or (iv) will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Partnership Entities, in the case of clauses (ii), (iii) or (iv), which conflicts, breaches, violations or defaults would have a material adverse effect upon the condition (financial or other), business, prospects, properties, net worth or results of operations of the Partnership Group, taken as a whole.

         (cc) Except as described in the Prospectus, there are no contracts, agreements or understandings between the any of the Partnership Entities and any person granting such person the right to require the Partnership to file a registration statement under the Securities Act with respect to any securities of any member of the Partnership Group owned or to be owned by such person or to require the Partnership to include such securities with the Units registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by any of the Partnership Entities under the Securities Act.

         (dd) No Partnership Entity has sold or issued any Common Units during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act other than Common Units issued pursuant to employee benefit plans, qualified options plans or other employee compensation plans.

         (ee) Neither the General Partner nor any member of the Partnership Group has sustained, since the date of the latest audited financial statements included in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any change in the capitalization or long-term debt of the General Partner or any member of the Partnership Group or any material adverse change, or any development


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involving a prospective material adverse change, in or affecting the general affairs, management, consolidated financial position, partners' capital, members' equity, capitalization, results of operations, business or prospects of any member of the Partnership Group, otherwise than as set forth or contemplated in the Prospectus.

         (ff) The historical financial statements (including the related notes and supporting schedules) included in the Registration Statement, the Preliminary Prospectus, and the Prospectus (and any amendment or supplement thereto) present fairly in all material respects the financial position, results of operations and cash flows of the entities purported to be shown thereby on the basis stated therein at the respective dates or for the respective periods to which they apply and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved. The selected historical and pro forma information set forth in the Registration Statement, the Preliminary Prospectus dated May 20, 2002, and the Prospectus (and any amendment or supplement thereto) under the caption "Summary Selected Historical and Pro Forma Financial and Operating Data" is accurately presented in all material respects and prepared on a basis consistent with the audited and unaudited historical consolidated financial statements and pro forma financial statements from which it has been derived. The pro forma financial statements of the Partnership included in the Registration Statement, the Preliminary Prospectus dated May 20, 2002, and the Prospectus (and any amendment or supplement thereto) have been prepared in all material respects in accordance with the applicable accounting requirements of Article 11 of Regulation S-X of the Commission; the assumptions used in preparation of such pro forma financial statements are, in the opinion of the management of General Partner, reasonable; and the pro forma adjustments reflected in such pro forma financial statements have been properly applied to the historical amounts in compilation of such pro forma financial statements.

         (gg) Ernst & Young LLP, who have certified certain financial statements of the Partnership Group, and whose reports are included and incorporated by reference in the Prospectus and who have delivered the letter referred to in
Section 7(g) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations.

         (hh) The General Partner and each member of the Partnership Group have good and indefeasible title to all real property and good title to all personal property owned by them, in each case free and clear of all liens, claims, security interests, encumbrances and other defects, except (i) such as are described in the Prospectus or (ii) such as do not materially affect the value of such property taken as a whole and do not materially interfere with the use made and proposed to be made of such property taken as a whole as described in the Prospectus; provided, that, with respect to title to pipeline rights-of-way, the Partnership Entities represent that (A) none of WPH LP, WAP LP or WPL LLC has received any actual notice or claim from any owner of land upon which its pipeline is located that any of such entities does not have sufficient title to enable it to use and occupy the pipeline rights-of-way as they are used and occupied as described in the Prospectus and which constitute valid claims or which have not been satisfied by the applicable parties and (B) any lack of title to the pipeline rights-of-way that will have a material adverse effect on the ability of WPH LP, WAP LP or WPL LLC to use and occupy the pipeline rights-of-way as they are used and occupied as described in the Prospectus will be subject to (1) the indemnification provisions of Section 3.3 of the Omnibus Agreement dated February 9, 2001, among the Partnership, the General Partner and the other parties named therein, as amended by


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the First and Second Amendments thereto and (2) the indemnification provisions of Section 10.1 of the Contribution Agreement, dated April 11, 2002, among the Partnership, the General Partner and WES LLC. All assets held under lease or license by the members of the Partnership Group are held under valid, subsisting and enforceable leases or licenses, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such assets as they have been used as described in the Prospectus.

         (ii) Each of the Partnership Entities carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for businesses engaged in similar businesses in similar industries, and none of the Partnership Entities has received notice of cancellation or non-renewal of such insurance.

         (jj) Each of the Partnership Entities own or possess adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses and none of the Partnership Entities are aware of any claim to the contrary or any challenge by any other person to the rights of any of the Partnership Entities with respect to the foregoing.

         (kk) Except as described in the Prospectus, there are no legal or governmental proceedings pending to which any of the Partnership Entities is a party or of which any property or assets of any of the Partnership Entities is the subject that are required to be described in the Registration Statement or Prospectus but are not described as required; and to the best knowledge of the Partnership Entities, no such proceedings are threatened by governmental authorities or by others.

         (ll) The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

         (mm) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement.

         (nn) No relationship, direct or indirect, exists between or among any member of the Partnership Group on the one hand, and the securityholders, customers or suppliers of any member of the Partnership Group, the directors or officers of the General Partner, or any affiliate of a member of the Partnership Group, on the other hand, which is required to be described in the Prospectus which is not so described.

         (oo) Except as described in the Prospectus, no labor disturbance by the employees of any member of the Partnership Group (and to the extent they perform services on behalf of any of any member of the Partnership Group, employees of Williams, or any affiliate of Williams), exists or, to the knowledge of the Partnership Entities, is imminent or threatened, which might be expected to have a material adverse effect on the general affairs, management, consolidated



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financial position, securityholders' equity, results of operations, business or prospects of the Partnership Group, taken as whole.

         (pp) The Partnership and the General Partner are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the General Partner or the Partnership would have any liability; neither the Partnership nor the General Partner has incurred nor does either expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the General Partner or the Partnership would have any liability that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified and nothing has occurred, whether by action or by failure to act, which could reasonably be expected to cause the loss of such qualification.

         (qq) Each of the Partnership Entities has filed (or has obtained extensions with respect to) all material tax returns required to be filed through the date hereof, which returns are complete and correct in all material respects, and has paid all taxes shown to be due pursuant to such returns, other than those (i) which, if not paid, would not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Partnership Group, taken as a whole, or (ii) which are being contested in good faith.

         (rr) Since the date as of which information is given in the Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus, neither the General Partner nor any member of the Partnership Group has (i) issued or granted any securities, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business or (iii) entered into any transaction not in the ordinary course of business.

         (ss) The Partnership (i) makes and keeps accurate books and records and
(ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of the Partnership's consolidated financial statements and to maintain accountability for the Partnership's consolidated assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

         (tt) None of the Partnership Entities (i) is in violation of its certificate or agreement of limited partnership, limited liability company agreement, certificate or articles of incorporation or bylaws or other organizational documents; (ii) is in breach or default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a breach or default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or (iv) has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (ii) and (iv) as would not have a material adverse effect on the condition (financial or other), business, assets, results of operations of the Partnership Group, taken as a whole.

         (uu) No Partnership Entity, nor any director, officer, agent, employee or other person associated with or acting on behalf of any Partnership Entity has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

         (vv) Except as described in the Prospectus, none of the Partnership Entities has violated any environmental, safety, health or similar law or regulation applicable to its business relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), or lacks any permits, licenses or other approvals required of them under applicable Environmental Laws to own, lease or operate their properties and conduct their business as described in the Prospectus or is violating any terms and conditions of any such permit, license or approval, which in each case would have a material adverse effect on the condition (financial or otherwise), business, assets or results of operations of the Partnership Group, taken as a whole.

         (ww) Neither the General Partner nor any member of the Partnership Group is, or, as of each Delivery Date (as defined below) after giving effect to the application of the net proceeds as described in the Prospectus, will be, an "investment company" as defined in the Investment Company Act of 1940, as amended.

         Section 2. Purchase of the Units by the Underwriters.

         On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Partnership agrees to sell 8,000,000 Firm Units to the several Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase the number of Firm Units set forth opposite that Underwriter's name in Schedule 1 hereto. The respective purchase obligations of the Underwriters with respect to the Firm Units shall be rounded among the Underwriters to avoid fractional units, as the Representatives may determine.

         In addition, the Partnership grants to the Underwriters an option to purchase up to an aggregate of 1,200,000 Option Units. Such option (the "Option") is granted for the purpose of covering over-allotments in the sale of Firm Units and is exercisable as provided in Section 4 hereof. The Option Units shall be purchased severally for the account of the Underwriters in proportion to the number of Firm Units set forth opposite the name of such Underwriters in
Schedule 1 hereto. The respective purchase obligations of each Underwriter with respect to the

Option shall be adjusted by the Representatives so that no Underwriter shall be obligated to purchase Option Units other than in 100 unit amounts.

         The price of both the Firm Units and any Option Units shall be $35.571 per Unit.

         The Partnership shall not be obligated to deliver any of the Units to be delivered on any Delivery Date (as hereinafter defined), except upon payment for all the Units to be purchased on such Delivery Date as provided herein.

         Section 3. Offering of Units by the Underwriters.

         Upon authorization by the Representatives of the release of the Firm Units, the several Underwriters propose to offer the Firm Units for sale upon the terms and conditions set forth in the Prospectus.

         Section 4. Delivery of and Payment for the Units.

         Delivery of and payment for the Firm Units shall be made at the offices of Andrews & Kurth Mayor, Day, Caldwell & Keeton L.L.P. at 8:30 a.m., Houston, Texas time, on the fourth full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representatives and the Partnership. This date and time are sometimes referred to as the "First Delivery Date." On the First Delivery Date, the Partnership shall deliver or cause to be delivered the Firm Units to the Representatives for the account of each Underwriter in book entry form through the facilities of the Depository Trust Company against payment to or upon the order of the Partnership of the purchase price by wire transfer in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder.

         The Option granted in Section 2 will expire 30 days after the date of this Agreement and may be exercised in whole or in part from time to time by written notice being given to the Partnership by the Representatives. Such notice shall set forth the aggregate number of Option Units as to which the Option is being exercised, the names in which the Option Units are to be registered, the denominations in which the Option Units are to be issued and the date and time, as determined by the Representatives, when the Option Units are to be delivered; provided, however, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the Option shall have been exercised nor later than the fifth business day after the date on which the Option shall have been exercised. The date and time the Option Units are delivered are sometimes referred to as a "Second Delivery Date" and the First Delivery Date and any Second Delivery Date are sometimes each referred to as a "Delivery Date".

         Delivery of and payment for the Option Units shall be made at the place specified in the first sentence of the first paragraph of this Section 4 (or at such other place as shall be determined by agreement between the Representatives and the Partnership) at 8:30 a.m., Houston, Texas time, on such Second Delivery Date. On such Second Delivery Date, the Partnership shall deliver or cause to be delivered the Option Units to the Representatives for the account of each Underwriter in book entry form through the facilities of the Depository Trust

Company against payment to or upon the order of the Partnership of the purchase price by wire transfer in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder.

         Section 5. Further Agreements of the Partnership Entities.

         The Partnership Entities, jointly and separately, covenant and agree with each Underwriter:

         (a) (i) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; (ii) to make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein; (iii) to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; (iv) to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and (v) in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

         (b) To furnish promptly to each of the Representatives and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

         (c) To deliver promptly to the Representatives such number of the following documents as the Representatives shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits) and (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus; and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Units or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Representatives and, upon their request, to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

         (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the reasonable judgment of the Partnership or the Representatives, be required by the Securities Act or requested by the Commission;

         (e) Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Representatives and counsel for the Representatives and obtain the consent of the Underwriters to the filing;

         (f) As soon as practicable after the Effective Date, to make generally available to the Partnership's securityholders and to deliver to the Representatives an earnings statement of the Partnership and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Partnership, Rule
158);

         (g) For a period of two years following the Effective Date, to furnish to the Representatives copies of all materials furnished by the Partnership to its securityholders and all public reports and all reports and financial statements furnished by the Partnership to the principal national securities exchange or automated quotation system upon which the Units may be listed pursuant to requirements of or agreements with such exchange or system or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

         (h) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Units for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Units; provided that in connection therewith the Partnership shall not be required to qualify as a foreign limited partnership or to file a general consent to service of process in any jurisdiction;

         (i) For a period of 90 days from the date of the Prospectus, not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future
of) any Common Units or securities convertible into or exchangeable for Common Units (other than Units issued pursuant to employee benefit plans, qualified option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights), or sell or grant options, rights or warrants with respect to any Common Units or securities convertible into or exchangeable for Common Units (other than the grant of options pursuant to option plans existing on the date hereof), or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Units, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Units or other securities, in cash or otherwise, in each case without the prior written consent of Lehman Brothers Inc. on behalf of the Underwriters; and to cause each person or entity listed on Annex 1 to furnish to the Representatives, prior to the First Delivery Date, a letter or letters, substantially in the form of Exhibit A hereto, pursuant to which each such person shall agree not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Units or securities convertible into or exchangeable for Common Units or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Units, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Units or other securities, in cash or otherwise, in each case for a period of 90 days from the date of the Prospectus, without the prior written consent of Lehman Brothers Inc. and Salomon Smith Barney Inc. on behalf of the Underwriters;

         (j) To apply for the supplemental listing of the Units on the New York Stock Exchange, and to use its best efforts to complete that listing, subject only to official notice of issuance, prior to the First Delivery Date;

         (k) To apply the net proceeds from the offering of the Units as set forth in the Prospectus; and

         (l) To take such steps as shall be necessary to ensure that neither the General Partner nor any member of the Partnership Group shall become an "investment company" as defined in the Investment Company Act of 1940, as amended.

         Section 6. Expenses.

         The Partnership Entities agree to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Units and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement; (d) the costs of producing and distributing this Agreement, any supplemental agreement among Underwriters and any other related documents in connection with the offering, purchase, sale and delivery of the Units; (e) the filing fees incident to securing the review by the National Association of Securities Dealers, Inc. of the terms of sale of the Units; (f) any applicable listing or other fees; (g) the fees and expenses of qualifying the Units under the securities laws of the several jurisdictions as provided in Section 5(h) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); (h) the cost of printing certificates representing the Units and the costs and charges of any transfer agent or registrar; (i) the costs and expenses of the Partnership relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Units, including, without limitation, expenses associated with the production of road show slides and graphics, travel and lodging expenses of the representatives and officers of the Partnership and the cost of any aircraft chartered in connection with the road show and (j) all other costs and expenses incident to the performance of the obligations of the Partnership under this Agreement; provided that, except as provided in this Section 6 and in
Section 11, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Units which they may sell and the expenses of advertising any offering of the Units made by the Underwriters.

         Section 7. Conditions of Underwriters' Obligations.

         The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Partnership Entities contained herein, to the performance by the Partnership Entities of their collective obligations hereunder, and to each of the following additional terms and conditions:

         (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been disclosed to the Representatives and complied with to their satisfaction.

         (b) All corporate, partnership and limited liability company proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Units, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement, the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Partnership shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

         (c) Vinson & Elkins L.L.P. shall have furnished to the Representatives their written opinion, as counsel to the Partnership, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives with respect to the matters set forth in Exhibit B to this Agreement.

         (d) The Representatives shall have received from Craig R. Rich, General Counsel of the General Partner, his written opinion, addressed to the Underwriters and dated such Delivery Date, in form and substance satisfactory to the Representatives, with respect to the matters set forth in Exhibit C to this Agreement.

         (e) The Representatives shall have received from each of: (i) Jones, Day, Reavis & Pogue with respect to the State of Illinois, (ii) Dickinson, Mackaman, Tyler & Hagan, P.C. with respect to the state of Iowa, (iii) Wallace, Saunders, Austin, Brown & Enochs with respect to the State of Kansas, (iv) Lindquist & Vennum P.L.L.P. with respect to the State of Minnesota, (v) Lathrop & Gage L.C. with respect to the State of Missouri, (vi) Cline, Williams, Wright, Johnson & Oldfather, L.L.P. with respect to the State of Nebraska, (vii) Hall, Estill, Hardwick, Gable, Golden & Nelson with respect to the State of Oklahoma, and (viii) DeWitt Ross & Stephens s.c. with respect to the State of Wisconsin, each of which is acting as special local counsel for the

Partnership, an opinion or opinions, addressed to the Underwriters and dated such Delivery Date, in the form and substance satisfactory to the Representatives, with respect to the matters set forth in Exhibit D to this Agreement.

         (f) The Representatives shall have received from Andrews & Kurth Mayor, Day, Caldwell & Keeton L.L.P., counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Units, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably require, and the Partnership shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

         (g) At the time of execution of this Agreement, the Representatives shall have received from Ernst & Young LLP a letter or letters, in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

         (h) With respect to the letter or letters of Ernst & Young LLP referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the "initial letter"), the Partnership shall have furnished to the Representatives a letter (the "bring-down letter") of such accountants, addressed to the Underwriters and dated such Delivery Date
(i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letters and (iii) confirming in all material respects the conclusions and findings set forth in the initial letters.

         (i) On each Delivery Date, the General Partner shall have furnished to the Representatives a certificate, dated such Delivery Date, of its Chairman of the Board, its President or a Vice President and its Chief Financial Officer stating that:

                  (i) the representations, warranties and agreements of the Partnership Entities contained in this Agreement are true and correct as of such Delivery Date; the Partnership Entities have complied with all their agreements and satisfied all the conditions contained herein; and the conditions set forth in Sections 7(a), 7(j) and 7(k) have been fulfilled; and

                  (ii) they have carefully examined the Registration Statement and the Prospectus and (A) the Registration Statement and Prospectus do not include any untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (B) since the Effective Date no event has occurred which is required to be set forth in a supplement or amendment to the Registration Statement or the Prospectus.

         (j) None of the Partnership Entities shall have sustained since the date of the latest audited financial statements included in the Prospectus (A) any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or shall have become a party to or the subject of any litigation, court or governmental action, investigation, order or decree which is materially adverse to the Partnership Entities or (B) since such date there shall not have been any material adverse change in the partners' capital, capital stock or short-term or long-term debt of the Partnership Entities or any change, or any development involving a prospective material adverse change, in or affecting the general affairs, operations, business, prospects, capitalization, management, financial position, net worth or results of operations of the Partnership Entities, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (A) or (B), makes it in the judgment of the Representatives, impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

         (k) Subsequent to the execution and delivery of this Agreement, if any debt securities of any of the Partnership Entities are rated by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations, (i) no downgrading shall have occurred in the rating accorded such debt securities and
(ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any securities of any of the Partnership Entities.

         (l) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of Williams or any of the Partnership Entities on any exchange or in the over-the-counter market, shall have been suspended or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including without limitation, as a result of terrorist activities after the date hereof, or the effect of international conditions on the financial markets in the United States shall be such, as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the public offering or delivery of the Units being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

         (m) The New York Stock Exchange, Inc. shall have approved the Units for supplemental listing, subject only to official notice of issuance.

         (n) On or prior to the First Delivery Date, pursuant to Section 5(i) hereof, the General Partner shall have furnished to you a letter substantially in the form of Exhibit A hereto from each of its securityholders, executive officers and directors.

         (o) The Partnership Entities shall have furnished the Representatives such additional documents and certificates as the Representatives or counsel for the Underwriters may reasonably request.

         All opinions, letters, documents, evidence and certificates mentioned above or elsewhere in this Agreement shall be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

         Section 8. Indemnification and Contribution.

         (a) The Partnership Entities, jointly and severally, shall indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Units), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (B) in any written or electronically produced materials or information provided electronically to investors by, or with the approval of, the Partnership in connection with the marketing of the offering of the Units ("Marketing Materials"), including any roadshow or investor presentations provided electronically to investors by the Partnership, (ii) the omission or alleged omission to state in the Registration Statement, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the omission or alleged omission to state in any Preliminary Prospectus, the Prospectus or in any amendment or supplement thereto any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iv) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Units or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i), (ii) or (iii) above (provided that the Partnership Entities shall not be liable under this clause (iv) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Partnership Entities shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein which information consists solely of the information specified in Section 8(e); and provided, further; that this paragraph (a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter on account of any loss, claim, damage, liability or action arising from the sale of Units to any person by such Underwriter if such Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to such person within the time required by the Securities Act and the Rules and Regulations, and the untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact in the Preliminary Prospectus was corrected in the Prospectus, unless such failure resulted from non-compliance by the Partnership with Section 5(c) hereof. The foregoing indemnity agreement is in addition to any liability which the Partnership may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter.

         (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Partnership Entities, their employees, the officers and directors of the General Partner, and each person, if any, who controls the Partnership Entities within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Partnership Entities or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, (ii) the omission or alleged omission to state in the Registration Statement, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) the omission or alleged omission to state in any Preliminary Prospectus, the Prospectus or in any amendment or supplement thereto any material fact necessary to make the statement therein, in light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Partnership through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Partnership Entities and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Partnership Entities or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Partnership or any such director, officer, employee or controlling person.

         (c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representatives shall have the right to employ counsel to represent jointly the Representatives and those other Underwriters and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Partnership under this Section 8 if, in the reasonable judgment of the Representatives, it is advisable for the Representatives and those Underwriters, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of one such separate counsel (plus one local counsel if necessary) shall be paid by the Partnership. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

         (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Partnership Entities, on the one hand, and the Underwriters on the other, from the offering of the Units or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Partnership Entities, on the one hand, and the Underwriters on the other, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Partnership Entities, on the one hand, and the Underwriters on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units purchased under this Agreement (before deducting expenses) received by the Partnership Entities, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Units purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Units under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Partnership or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Partnership Entities and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8 were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8 shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Units underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

         (e) The Underwriters severally confirm and the Partnership acknowledges that the table of underwriters, the first, fourth and fifth paragraphs on page S-66, and the fifth, seventh, eighth and ninth full paragraphs on page S-67 appearing under the caption "Underwriting" in the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Partnership by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

         Section 9. Defaulting Underwriters.

         If, on either Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Units which the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of the Firm Units set opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total number of Firm Units set opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Units on such Delivery Date if the total number of the Units which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of Units to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of Units which it agreed to purchase on such Delivery Date pursuant to the terms of Section 2. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Units to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the Units which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to the Second Delivery Date, the obligation of the Underwriters to purchase, and of the Partnership to sell, the Option Units) shall terminate without liability on the part of any non-defaulting Underwriter or the Partnership Entities, except that the Partnership Entities will continue to be liable for the payment of expenses to the extent set forth in Sections 6 and 11. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto who, pursuant to this Section 9, purchases Firm Units which a defaulting Underwriter agreed but failed to purchase.

         Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Partnership Entities for damages, including expenses paid by the Partnership pursuant to Sections 6 and 11, caused by its default. If other underwriters are obligated or agree to purchase the Units of a defaulting or withdrawing Underwriter, either the Representatives or the Partnership may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Partnership or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

         Section 10. Termination.

         The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Partnership prior to delivery of and payment for the Firm Units if, prior to that time, any of the events described in Sections 7(j), 7(k), or 7(l) shall have occurred or if the Underwriters shall decline to purchase the Units for any reason permitted under this Agreement.

         Section 11. Reimbursement of Underwriters' Expense.

         If the Partnership shall fail to tender the Units for delivery to the Underwriters by reason of any failure, refusal or inability on the part of any of the Partnership Entities to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by any of the Partnership Entities is not fulfilled, the Partnership Entities will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Units, and upon demand the

Partnership Entities shall pay the full amount thereof to the Representatives. If this Agreement is terminated pursuant to Section 9 by reason of the default of one or more Underwriters, the Partnership Entities shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

         Section 12. Notices.

         All statements, requests, notices and agreements hereunder shall be in writing, and:

         (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., Syndicate Registration Department, 1285 Avenue of the Americas, 13th Floor, New York, New York 10019, (Fax: 212-526-0943), with a copy, in the case of any notice pursuant to Section 8(c), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 399 Park Avenue, New York, New York 10022;

         (b) if to the Partnership, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Partnership set forth in the Registration Statement, Attention: Williams Energy Partners, L.P., One Williams Center, Tulsa, Oklahoma 74172 (Fax: 918-573-2296);

provided, however, that any notice to an Underwriter pursuant to Section 8(c) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Partnership shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Lehman Brothers Inc. on behalf of the Representatives.

         Section 13. Persons Entitled to Benefit of Agreement.

         This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Partnership Entities, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Partnership Entities contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of directors of the General Partner, the officers of the General Partner who have signed the Registration Statement and any person controlling the General Partner within the meaning of
Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this
Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

         Section 14. Survival.

         The respective indemnities, representations, warranties and agreements of the Partnership Entities and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Units and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

         Section 15. Definition of the Terms "Business Day" and "Subsidiary".

         For purposes of this Agreement, (a) "business day" means each Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

         Section 16. Governing Law.

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         Section 17. Counterparts.

         This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

         Section 18. Headings.

         The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.





                           [Signature Pages to Follow]

      If the foregoing correctly sets forth the agreement between the Partnership and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                              Very truly yours,

                              "Partnership"

                              WILLIAMS ENERGY PARTNERS L.P.

                              By:  Williams GP LLC, its General Partner

                                 By: /s/ Don R. Wellendorf
                                     -----------------------------------------
                                 Name:  Don R. Wellendorf
                                 Title: President and Chief Executive Officer


                              "General Partner"

                              WILLIAMS GP LLC

                              By:  /s/ Don R. Wellendorf
                                  -------------------------------------------
                              Name:  Don R. Wellendorf
                              Title: President and Chief Executive Officer


                              "Operating Partnership"

                              WILLIAMS OLP, L.P.

                              By:  Williams GP Inc., its General Partner

                                 By:  /s/ Don R. Wellendorf
                                     ----------------------------------------
                                 Name:  Don R. Wellendorf
                                 Title: President and Chief Executive Officer


                              "OLP GP"

                              WILLIAMS GP INC.

                              By:  /s/ Don R. Wellendorf
                                  -------------------------------------------
                              Name:  Don R. Wellendorf
                              Title: President and Chief Executive Officer

                              "WPL LLC"

                              WILLIAMS PIPE LINE COMPANY, LLC

                              By:  Williams Energy Partners L.P.,
                                       its Sole Member

                                 By:  Williams GP LLC,
                                      its General Partner

                                   By:  /s/ Don R. Wellendorf
                                       -----------------------------------------
                                   Name:  Don R. Wellendorf
                                   Title: President and Chief Executive Officer


                              "WNGL LLC"

                              WILLIAMS NGL, LLC

                              By:  /s/ Don R. Wellendorf
                                  ----------------------------------------------
                              Name:  Don R. Wellendorf
                              Title: President and Chief Executive Officer


                              "WTH LP"

                              WILLIAMS TERMINALS HOLDINGS, L.P.

                              By:  Williams NGL LLC, its General Partner

                                 By: /s/ Don R. Wellendorf
                                     -------------------------------------------
                                 Name:  Don R. Wellendorf
                                 Title: President and Chief Executive Officer


                              "WPH LP"

                              WILLIAMS PIPELINES HOLDINGS, L.P.

                              By:  Williams NGL LLC, its General Partner

                                 By: /s/ Don R. Wellendorf
                                     -------------------------------------------
                                 Name:  Don R. Wellendorf
                                 Title: President and Chief Executive Officer

                              "WAP LP"

                              WILLIAMS AMMONIA PIPELINE, L.P.

                              By:  Williams NGL LLC, its General Partner

                                 By: /s/ Don R. Wellendorf
                                     -------------------------------------------
                                 Name:  Don R. Wellendorf
                                 Title: President and Chief Executive Officer


                              "WFH LP"

                              WILLIAMS FRACTIONATION HOLDINGS, L.P.

                              By:  Williams NGL LLC, its General Partner

                                 By: /s/ Don R. Wellendorf
                                     -------------------------------------------
                                 Name:  Don R. Wellendorf
                                 Title: President and Chief Executive Officer

Accepted:

LEHMAN BROTHERS INC.
SALOMON SMITH BARNEY INC.
BANC OF AMERICA SECURITIES LLC
MERRILL LYNCH, PIERCE, FENNER & SMITH
 INCORPORATED
UBS WARBURG LLC
A.G. EDWARDS & SONS, INC.
J.P. MORGAN SECURITIES INC.
RAYMOND JAMES & ASSOCIATES, INC.
RBC DAIN RAUSCHER INC.
FIRST UNION SECURITIES, INC.

By: LEHMAN BROTHERS INC.


By: /s/ Arlene Salmonson
   -------------------------------
      Authorized Representative

                                   SCHEDULE 1


                                          Number of Firm
UNDERWRITERS                              Units to be Purchased

LEHMAN BROTHERS INC.                             1,600,000
SALOMON SMITH BARNEY INC.                        1,600,000
BANC OF AMERICA SECURITIES LLC                     800,000
MERRILL LYNCH, PIERCE, FENNER & SMITH
   INCORPORATED                                    800,000
UBS WARBURG LLC                                    800,000
A. G. EDWARDS & SONS, INC.                         480,000
J. P. MORGAN SECURITIES INC.                       480,000
RAYMOND JAMES & ASSOCIATES, INC.                   480,000
RBC DAIN RAUSCHER INC.                             480,000
FIRST UNION SECURITIES, INC.                       480,000
                                                ------------

Total...............................             8,000,000




                                  Schedule 1-1

                                    EXHIBIT A

                            LOCK-UP LETTER AGREEMENT


LEHMAN BROTHERS INC.
SALOMON SMITH BARNEY INC.
As Representatives of the several
Underwriters named in Schedule 1,
c/o Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019

Dear Sirs:

      The undersigned understands that you and certain other firms propose to enter into an Underwriting Agreement (the "Underwriting Agreement") providing for the purchase by you and such other firms (the "Underwriters") of the common units (the "Units") representing limited partner interests (the "Common Units") of Williams Energy Partners, L.P., a Delaware limited partnership (the "Partnership"), and that the Underwriters propose to reoffer the Units to the public (the "Offering").

      In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Lehman Brothers Inc. and Salomon Smith Barney Inc., on behalf of the Underwriters, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Units (including, without limitation, Common Units that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Common Units that may be issued upon exercise of any option or warrant) or securities convertible into or exchangeable for Common Units owned by the undersigned on the date of execution of this Lock-Up Letter Agreement or on the date of the completion of the Offering, or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Units, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Units or other securities, in cash or otherwise, for a period of 90 days after the date of the final Prospectus relating to the Offering.

      In furtherance of the foregoing, the Partnership and its Transfer Agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

      It is understood that, if the Partnership notifies you that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be



                                  Exhibit A-1
terminated prior to payment for and delivery of the Units, I will be released from my obligations under this Lock-Up Letter Agreement.

      The undersigned understands that the Partnership and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

      Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Partnership and the Underwriters.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                          Very truly yours,

                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------

Dated:
       --------------------




                                  Exhibit A-2

                                     ANNEX 1


Williams Energy Services, LLC
Williams Natural Gas Liquids, Inc.
Phillip D. Wright
Don R. Wellendorf
Jay A. Wiese
Michael N. Mears
Richard A. Olson
Craig R. Rich
Keith E. Bailey
William A. Bruckmann, III
Don J. Gunther
William W. Hanna
Steven J. Malcolm




                                   Annex 1-1

                                    EXHIBIT B

                        OPINION OF VINSON & ELKINS L.L.P.

                   EXHIBIT B - FORM OF VINSON & ELKINS OPINION

         (i) Each of the Partnership, the Operating Partnership, WTH LP, WPH LP WAP LP and WFH LP has been duly formed and is validly existing as a limited partnership under the Delaware LP Act, is duly registered or qualified to do business and is in good standing as a foreign limited partnership under the laws of the jurisdictions set forth on Annex 2 to this Agreement, and to such counsel's knowledge, such jurisdictions are the only jurisdictions in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to so register or so qualify would not
(A) have a material adverse effect on the condition (financial or otherwise), business, assets or results of operations of the Partnership Group, taken as a whole, or (B) subject the limited partners of the Partnership to any material liability or disability; and each such partnership has all requisite partnership power and authority necessary to own or hold its properties and assets and to conduct the businesses in which it is engaged.

         (ii) Each of the General Partner, WNGL LLC and WPL LLC has been duly formed and is validly existing in good standing as a limited liability company under the Delaware LLC Act, is duly registered or qualified to do business and is in good standing as a foreign limited liability company under the laws of the jurisdictions set forth on Annex 2 to this Agreement, and to such counsel's knowledge, such jurisdictions are the only jurisdictions in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to so register or so qualify would not (A) have a material adverse effect on the condition (financial or otherwise), business, assets, results of operations of the Partnership Group, taken as a whole, or (B) subject the limited partners of the Partnership to any material liability or disability; and each such limited liability company has all requisite limited liability company power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged.

         (iii) OLP GP has been duly formed and is validly existing in good standing as a corporation under the DGCL, is duly registered or qualified to do business and is in good standing as a foreign corporation under the laws of the jurisdictions set forth on Annex 2 to this Agreement, and to such counsel's knowledge, such jurisdictions are the only jurisdictions in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to so register or so qualify would not (A) have a material adverse effect on the condition (financial or otherwise), business, assets, results of operations of the Partnership Group, taken as a whole, or (B) subject the limited partners of the Partnership to any material liability or disability; and each such corporation ahs all requisite corporate power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged.

         (iv) The General Partner is the sole general partner of the Partnership with a 2.0% general partner interest in the Partnership; such general partner interest has been



                                  Exhibit B-1
duly authorized and validly issued in accordance with the Partnership Agreement; and the General Partner owns such general partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file with the Secretary of State of the State of Delaware or (B) otherwise known to such counsel, other than those created by or arising under the Delaware LP Act or the Partnership Agreement.

         (v) The Sponsor Units, the Class B Units, the Incentive Distribution Rights and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement, and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Section 17-607 of the Delaware LP Act); and the General Partner owns all of the Class B Units and Incentive Distribution Rights free and clear of all liens, encumbrances, security interests, equities, charges or claims (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file with the Secretary of State of the State of Delaware or (B) otherwise known to such counsel, other than those created by or arising under the Delaware LP Act or the Partnership Agreement.

         (vi) The 8,000,000 Units to be issued and sold by the Partnership to the Underwriters pursuant to this Agreement have been duly authorized and, when issued and delivered against payment therefor in accordance with this Agreement will be validly issued, fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such nonassessability may be affected by Section 17-607 of the Delaware LP Act).

         (vii) The Partnership owns all of the outstanding capital stock of the OLP GP; all of such capital stock has been duly and validly authorized and issued and is fully paid and nonassessable; and such capital stock is owned free and clear of all liens, encumbrances, security interests, equities, charges or claims (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file with the Secretary of State of the State of Delaware or (B) otherwise known to such counsel.

         (viii) The OLP GP is the sole general partner of the Operating Partnership with a 0.001% general partner interest in the Operating Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Operating Partnership Agreement; and the OLP GP owns such general partner interest free and clear of all liens, encumbrances, security interests, charges or claims (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the OLP GP as debtor is on file with the Secretary of State of the State of Delaware or (B) otherwise known to such counsel, other than those created by or arising under the Delaware LP Act or the Operating Partnership Agreement.

         (ix) The Partnership is the sole limited partner of the Operating Partnership with a 99.999% limited partner interest in the Operating Partnership; such limited partner



                                  Exhibit B-2
interest has been duly authorized and validly issued in accordance with the Operating Partnership Agreement and is fully paid (to the extent required under the Operating Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Section 17-607 of the Delaware LP Act); and the Partnership owns such limited partner interest free and clear of all liens, encumbrances, security interests, charges or claims (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file with the Secretary of State of the State of Delaware or (B) otherwise known to such counsel, other than those created by or arising under the Delaware LP Act or the Operating Partnership Agreement.

         (x) The Partnership owns a 100% member interest in WPL; such member interest has been duly authorized and validly issued in accordance with the WPL Agreement, and is fully paid (to the extent required under the WPL LLC Agreement) and nonassessable (except as such nonassessability may be affected by
Section 18-607 of the Delaware LLC Act); and the Partnership owns such member interest free and clear of all liens, encumbrances, security interests, equities, charges or claims (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file with the Secretary of State of the State of Delaware or (B) otherwise known to such counsel, other than those created by or arising under the Delaware LLC Act or the WPL LLC Agreement.

         (xi) The Operating Partnership owns a 100% member interest in WNGL LLC; such member interest has been duly and validly authorized and issued in accordance with WNGL LLC Agreement and is fully paid (to the extent required under WNGL LLC Agreement) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act); and the Operating Partnership owns such member interest free and clear of all liens, encumbrances, security interests, charges or claims (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Operating Partnership as debtor is on file with the Secretary of State of the State of Delaware or (B) otherwise known to such counsel, other than those created by or arising under the Delaware LLC Act or the WNGL LLC Agreement.

         (xii) WNGL LLC is the sole general partner of each of the LP Subsidiaries with a 0.001% general partner interest in each LP Subsidiary; each such general partner interest has been duly authorized and validly issued in accordance with the applicable LP Subsidiary Partnership Agreement; and WNGL LLC owns each such general partner interest free and clear of all liens, encumbrances, security interests, charges or claims (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming WNGL LLC as debtor is on file with the Secretary of State of the State of Delaware or (B) otherwise known to such counsel, other than those created by or arising under the Delaware LP Act or the applicable LP Subsidiary Partnership Agreement.

         (xiii) The Operating Partnership is the sole limited partner of each of the LP Subsidiaries with a 99.999% limited partner interest in each such LP Subsidiary; each



                                  Exhibit B-3
such limited partner interest has been duly authorized and validly issued in accordance with the applicable LP Subsidiary Partnership Agreement and is fully paid (to the extent required under each such LP Subsidiary Partnership Agreement) and nonassessable (except as such nonassessability may be affected by
Section 17-607 of the Delaware LP Act); and the Operating Partnership owns each such limited partner interest free and clear of all liens, encumbrances, security interests, charges or claims (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Operating Partnership as debtor is on file with the Secretary of State of the State of Delaware or (B) otherwise known to such counsel, other than those created by or arising under the Delaware LP Act or the applicable LP Subsidiary Partnership Agreement.

         (xiv) Each of the 80.8% member interest issued by the General Partner to WES and the 19.2% member interest in the General Partner issued to WNGL has been duly authorized and validly issued in accordance with the GP LLC Agreement, and is fully paid (to the extent required under the GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act).

         (xv) Except for any such rights which have been effectively complied with or waived, (i) no person has the right, contractual or otherwise, to cause the Partnership to issue any partner interests in the Partnership or any equity interests in any other Partnership Entity, (ii) there are no preemptive rights, resale rights, rights of first refusal or other rights to purchase any units in the Partnership of any equity interests in any other Partnership Entity, and
(iii) no person has the right to act as an underwriter, or as a financial advisor to the Partnership, in connection with the offer and sale of the Units, in the case of each of the foregoing clauses (i), (ii) and (iii), whether as a result of the filing or the effectiveness of the Registration Statement or the sale of the Units as contemplated thereby or otherwise. To such counsel's knowledge, except as described in the Prospectus, there are no outstanding options or warrants to purchase (A) any Common Units, Subordinated Units, Class B Units, Incentive Distribution Rights or other interests in the Partnership or
(B) any interests in the General Partner, the Operating Partnership, WPL LLC or any other member of the Partnership Group.

         (xvi) The offering, issuance and sale by the Partnership of the Units, the execution, delivery and performance by the Partnership Entities of the Underwriting Agreement and the consummation of the transactions contemplated hereby and thereby has not caused, and will not cause, as applicable, (A) a violation of the Organizational Documents, (B) a breach or violation of, or a default under (or an event which, with notice or lapse of time or both, would constitute such an event), any agreement filed as an exhibit to the Registration Statement or (C) any violation of any federal statute, law or regulation, the Delaware LP Act, the Delaware LLC Act or the DGCL or, to the knowledge of such counsel, any order, judgment, decree or injunction of any federal or Delaware court or governmental agency or body directed to any of the Partnership Entities or any of their properties in a proceeding to which any of them or their property is subject, excluding in the case of clauses (B) and (C), any such breaches, violations and defaults that would not have a material adverse effect on the condition (financial or



                                  Exhibit B-4
other), business, assets or results of operations of the Partnership Group, taken as a whole.

         (xvii) The statements contained in the Prospectus under the captions "Cash Distribution Policy," "Management's Discussion and Analysis of Financial Condition and Results of Operations--Liquidity and Capital Resources--Liquidity," "Management's Discussion and Analysis of Financial Condition and Results of Operations--Related Party Transactions," "Business--Williams Pipe Line System--Tariff Regulation," "Business--Petroleum Products Terminals--Tariff Regulation," "Business--Pipeline Maintenance and Safety Regulation," "Business--Environmental," and "Investment in Us by Employee Benefit Plans," insofar as they constitute descriptions of contracts or legal proceedings or refer to statements of law or legal conclusions, are accurate and complete in all material respects, and the Units, the Subordinated Units, the Class B Units and the Incentive Distribution Rights conform in all material respects to the descriptions thereof contained in the Prospectus under the captions "Prospectus Summary--The Offering," "Cash Distributions" and "Description of our Class B Units."

         (xviii) The opinion of Vinson & Elkins L.L.P. that is filed as Exhibit
8.1 to the Registration Statement is confirmed and the Underwriters may rely upon such opinion as if it were addressed to them.

         (xix) The Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein and no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission.

         (xx) The Registration Statement and the Prospectus and any further amendments or supplements thereto made by the Partnership prior to such Delivery Date (except for the financial statements and the notes and financial schedules and other financial, statistical and accounting data included therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations.

         (xxi) To the best of such counsel's knowledge, there are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration Statement.

         (xxii) Neither the General Partner nor any member of the Partnership Group is an "investment company" as defined in the Investment Company Act of 1940, as amended.

      Since such counsel has not conducted any independent investigation or verification with regard to the information set forth in the Registration Statement or Prospectus (except with



                                  Exhibit B-5
respect to the opinions set forth herein), such counsel is not (except as aforesaid) passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained therein. Such counsel has participated, however, in conferences with officers and other representatives of the Partnership Entities, representatives of the independent public accountants of the Partnership and the Underwriters' representatives, at which the contents of the Registration Statement and Prospectus and related matters were discussed. Based on the foregoing (relying as to factual matters in respect of the determination of materiality to a significant extent upon the statements of fact made by officers and other representatives of the Partnership Entities), no facts have come to such counsel's attention that have led such counsel to believe that the Registration Statement, at the time such Registration Statement became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus contained an untrue statement of a material fact or omitted a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that, as of the date hereof, the Prospectus contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Such counsel, however, expresses no opinion with respect to the financial statements and notes and related schedules and other related financial, accounting and statistical data included in the Registration Statement or in the Prospectus or any further amendment or supplement thereto.

      Such counsel's opinion may be limited to matters governed by the Federal laws of the United States of America, the laws of the States of Texas and the DGCL, Delaware LP Act and the Delaware LLC Act. Such counsel need not express any opinion with respect to the title of any of the Partnership Group to any of their respective real or personal property or the accuracy of the descriptions or references in the Registration Statement to any real or personal property, and need not express any opinion with respect to state or local taxes or tax statutes to which any of the limited partners of the Partnership or any members of the Partnership Group may be subject. Any references herein to such counsel's knowledge shall mean the actual knowledge of such counsel's attorneys substantially participating in the work of such firm as counsel with respect to the matters relating to the offering of the Units and without in any manner having conducted any investigation other than as described herein.




                                  Exhibit B-6

                                     ANNEX 2

                         JURISDICTIONS OF QUALIFICATION

--------------------------------------------------------------------------------
             NAME OF ENTITY                   JURISDICTION OF QUALIFICATION
--------------------------------------------------------------------------------
Williams GP LLC                          Delaware, Illinois, Oklahoma,
                                         Arkansas, Iowa, Kansas, Minnesota,
                                         Missouri, Nebraska, North Dakota,
                                         South Dakota, Wisconsin, New Mexico,
                                         Indiana, Texas, Colorado
--------------------------------------------------------------------------------
Williams Energy Partners L.P.            Delaware, Iowa, Kansas, Minnesota,
                                         Missouri, Nebraska, Oklahoma, Texas,
                                         Arkansas, Illinois, North Dakota,
                                         South Dakota, Wisconsin, New Mexico,
                                         Indiana, Colorado
--------------------------------------------------------------------------------
Williams GP Inc.                         Delaware, Oklahoma, Alabama, Arkansas,
                                         Connecticut, Florida, Georgia,
                                         Illinois, Iowa, Kansas, Louisiana,
                                         Minnesota, Mississippi, Missouri,
                                         Nebraska, North Carolina, South
                                         Carolina, Tennessee, Texas, Virginia
--------------------------------------------------------------------------------
Williams Pipe Line Company, LLC          Delaware, Arkansas, Illinois, Iowa,
                                         Kansas, Oklahoma, Minnesota, Missouri,
                                         Nebraska, North Dakota, South Dakota,
                                         Wisconsin, New Mexico, Indiana, Texas,
                                         Colorado
--------------------------------------------------------------------------------
Williams OLP, L.P.                       Delaware, Oklahoma, Alabama, Arkansas,
                                         Connecticut, Florida, Georgia,
                                         Illinois, Iowa, Kansas, Louisiana,
                                         Minnesota, Mississippi, Missouri,
                                         Nebraska, North Carolina, South
                                         Carolina, Tennessee, Texas, Virginia
--------------------------------------------------------------------------------
Williams NGL, LLC                        Delaware, Alabama, Connecticut,
                                         Florida, Georgia, Illinois, Iowa,
                                         Kansas, Louisiana, Minnesota,
                                         Mississippi, Missouri, Nebraska, North
                                         Carolina, Oklahoma, South Carolina,
                                         Tennessee, Texas, Virginia, Arkansas
--------------------------------------------------------------------------------
Williams Terminals Holdings, L.P.        Delaware, Alabama, Arkansas,
                                         Connecticut, Florida, Georgia,
                                         Louisiana, Mississippi, North
                                         Carolina, Oklahoma, South Carolina,
                                         Tennessee, Texas, Virginia, Missouri
--------------------------------------------------------------------------------
Williams Ammonia Pipeline, L.P.          Delaware, Iowa, Kansas, Minnesota,
                                         Nebraska, Texas, Oklahoma
--------------------------------------------------------------------------------




                                   Annex 2-1

--------------------------------------------------------------------------------
Williams Pipelines Holdings, L.P.        Delaware, Illinois, Texas, Oklahoma
--------------------------------------------------------------------------------
Williams Fractionation Holdings, L.P.    Delaware, Oklahoma
--------------------------------------------------------------------------------




                                   Annex 2-2

                                    EXHIBIT C

                            OPINION OF CRAIG R. RICH

      (i) The offering, issuance and sale by the Partnership of the Units, the execution, delivery and performance by the Partnership Entities of the Underwriting Agreement and the consummation of the transactions contemplated hereby and thereby will not result in: (A) a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to or by which the General Partner or any member of the Partnership Group is bound or to which any of the property or assets of any member of the Partnership Group is subject, or (B) any violation of any order, rule or regulation of any court or governmental agency or body having jurisdiction over the General Partner, any member of the Partnership Group or any of the properties or assets of the Partnership Group, except any such conflicts, breaches, violations or defaults that would not have a material adverse effect on the condition (financial or otherwise), business, assets or results of operations of the Partnership Group, taken as a whole.

      (ii) Except for the registration of the Units under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Units by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of the Underwriting Agreement and the consummation of the transactions contemplated hereby and thereby, except for such consents, approvals, authorizations, orders, filings or registrations (A) as have been obtained or made and (B) would not have a material adverse effect on the condition (financial or otherwise), business, assets or results of operations of the Partnership Group, taken as a whole.

      (iii) Except as described in the Prospectus, there are no contracts, agreements or understandings between the any of the Partnership Entities and any person granting such person the right to require the Partnership to file a registration statement under the Securities Act with respect to any securities of any member of the Partnership Group owned or to be owned by such person or to require the Partnership to include such securities with the Units registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by any of the Partnership Entities under the Securities Act.

      (iv) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the General Partner or any member of the Partnership Group is a party or to which any property or assets of the Partnership Group is the subject which, if determined adversely to such party, might reasonably be expected to have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Partnership Group, taken as whole; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or by others.

      (v) This Agreement has been duly authorized, executed and delivered by each of the Partnership Entities.




                                  Exhibit C-1

      Any references herein to such counsel's knowledge shall mean the actual knowledge or such counsel and the attorneys at the Partnership Entities substantially participating in the work respecting the matters relating to the Offering.




                                  Exhibit C-2

                                    EXHIBIT D

                        FORM OF OPINION OF LOCAL COUNSEL

      (i) WPL LLC has been duly qualified or registered as a foreign limited liability company for the transaction of business under the laws of [ ].

      (ii) WPL LLC has all requisite power and authority as a limited liability company under the laws of the State of [ ] to own or lease its properties and to conduct its business in the State of [ ];

      (iii) Upon the consummation of the [Transactions] (assuming that the Partnership will not be liable under the laws of the State of Delaware for the liabilities of WPL LLC and that the holders of Units will not be liable under the laws of the State of Delaware for liabilities of the Partnership), the Partnership will not be liable under the laws of the State of [ ] for the liabilities of WPL LLC, and the holders of Units will not be liable under the laws of the State of [ ] for the liabilities of the Partnership or WPL LLC, except in each case to the same extent as under the laws of the State of Delaware.

      (iv) Assuming that the conversion of Williams Pipe Line Company into WPL LLC was legally sufficient under applicable Delaware law to cause all assets owned by Williams Pipe Line Company to continue to be owned by WPL LLC, then such conversion was legally sufficient, under the laws of the State of [ ], to cause all assets owned by Williams Pipe Line Company located in the State of [ ] before such conversion to continue to be owned by WPL LLC after such conversion.

      (v) No permit, consent, approval, authorization, order, registration, filing or qualification (collectively, "Consents") of or with any court, governmental agency or body of the State of [ ] having jurisdiction over the Partnership or WPL LLC or any of their respective properties is required for the issuance and sale of the Common Units by the Partnership or for the transfer of all of the membership interests in WPL LLC to the Partnership except (a) for such Consents as may be required under state securities or "Blue Sky" laws as to which the undersigned does not express any opinion, (b) for such Consents which have been obtained or made, (c) for such Consents which are (i) of a routine or administrative nature, (ii) not customarily obtained or made prior to the consummation of transactions such as those contemplated under the Transaction Documents, and (iii) expected in the reasonable judgment of the Partnership to be obtained or made in the ordinary course of business subsequent to the consummation of the Transactions, (d) for such Consents which, if not obtained or made, would not, individually or in the aggregate, have a material adverse effect upon the operations conducted or to be conducted as described in the Prospectus in the State of [ ] by WPL LLC, taken as a whole or (e) as disclosed in the Prospectus with respect to WPL LLC.

      The opinions expressed herein are limited to the laws of the State of [ ], excepting therefrom municipal and local ordinances and regulations. The undersigned expresses no opinion with respect to (a) title to any of the real or personal property, (b) the accuracy of descriptions or references to real or personal property, (c) permits to own or operate any real or



                                  Exhibit D-1
personal property, or (d) with respect to state or local taxes or tax statutes to which any of the limited partners of the Partnership may be subject.




                                  Exhibit D-2